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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 1, 2000


                             FINANCIALWEB.COM, INC
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                       000-25799                 93-1202428
         -------                      ----------                ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)           Identification No.)


                           201 Park Place, Suite 321
                        Altamonte Springs, Florida 32701
                        --------------------------------
                    (Address of Principal Executive Offices
                              including Zip Code)

                                 (407) 834-4443
                                 --------------
              (Registrant's telephone number, including area code)


Item 4.  Changes in the Registrant's Certifying Accountant.

     (b) On August 1, 2000, FinancialWeb.com, Inc. (the "Company") appointed the accounting firm of Goldstein Golub Kessler LLP ("GGK") as the Company's independent public accountants and auditors, effective immediately. The decision to engage GGK as the Company's accountants and auditors was approved by the Board of Directors and the Audit Committee. During the Company's two most recent fiscal years and the subsequent interim period through March 31, 2000, GGK was not consulted with respect to any of the items referred to in Item 304(a)(2) of Regulation S-B.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 7, 2000                 FINANCIALWEB.COM, INC.


                                       By: /s/Kevin Leininger
                                           ------------------------------------
                                           Chief Executive Officer and President